                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                           W. R. BERKLEY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                           W. R. BERKLEY CORPORATION
                               475 STEAMBOAT ROAD
                          GREENWICH, CONNECTICUT 06830
                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 20, 2003
                         ------------------------------

To The Stockholders of
W. R. BERKLEY CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of W. R. Berkley Corporation, a Delaware corporation (the "Company"), will be held at the offices of the Company, 475 Steamboat Road, Greenwich, Connecticut, on Tuesday, May 20, 2003 at 2:30 p.m. for the following purposes:

     (1) To elect three directors to serve until their successors are duly elected and qualify;

     (2) To approve an amendment and restatement of the First Amended and Restated W. R. Berkley Corporation 1992 Stock Option Plan in the form of the W. R. Berkley Corporation 2003 Stock Incentive Plan;

     (3) To approve and adopt an amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 80,000,000 to 150,000,000;

     (4) To ratify the appointment of KPMG LLP as independent certified public accountants for the Company for the fiscal year ending December 31, 2003; and

     (5) To consider and act upon any other matters which may properly come before the Annual Meeting or any adjournment thereof.

     In accordance with the provisions of the Company's By-Laws, the Board of Directors has fixed the close of business on March 25, 2003 as the date for determining stockholders of record entitled to receive notice of, and to vote at, the Annual Meeting.

     Your attention is directed to the accompanying Proxy Statement.

     You are cordially invited to attend the Annual Meeting. If you do not expect to attend the Annual Meeting in person, please date, sign and return the enclosed proxy as promptly as possible in the enclosed reply envelope.

                                          By Order of the Board of Directors,
                                          IRA S. LEDERMAN
                                          Senior Vice President,
                                          General Counsel and Secretary
Dated: April 14, 2003

                           W. R. BERKLEY CORPORATION

                                PROXY STATEMENT
                         ------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 20, 2003

                         ------------------------------

                     SOLICITATION AND REVOCATION OF PROXIES

     The enclosed proxy is solicited by the Board of Directors of W. R. Berkley Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held at the offices of the Company, 475 Steamboat Road, Greenwich, Connecticut, on Tuesday, May 20, 2003 at 2:30 p.m. and at any adjournment thereof. The giving of a proxy does not preclude a stockholder from voting in person at the Annual Meeting. The proxy is revocable before its exercise by delivering either written notice of such revocation or a later dated proxy to the Secretary of the Company at its executive offices at any time prior to voting of the shares represented by the earlier proxy. In addition, stockholders attending the Annual Meeting may revoke their proxies by voting at the Annual Meeting. The expense of preparing, printing and mailing this Proxy Statement will be paid by the Company. The Company has engaged Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies from stockholders for a fee estimated at $6,500. In addition to the use of the mails, proxies may be solicited personally or by telephone by regular employees of the Company without additional compensation, as well as by employees of Georgeson Shareholder Communications, Inc. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to the beneficial owners of the Company's common stock. The Annual Report of the Company for the fiscal year ended December 31, 2002 is being mailed to all stockholders with this Proxy Statement. The approximate mailing date is April 14, 2003.

     A list of stockholders will be available for inspection for at least ten days prior to the Annual Meeting at the principal executive office of the Company at 475 Steamboat Road, Greenwich, Connecticut 06830.

     The matters to be acted upon are described in this Proxy Statement. Proxies will be voted at the Annual Meeting, or at any adjournment thereof, at which a quorum is present, in accordance with the directions on the proxy. Votes cast by proxy or in person at the Annual Meeting will be tabulated by election inspectors appointed for the Annual Meeting. The election inspectors will also determine whether a quorum is present. The holders of a majority of the common stock outstanding and entitled to vote who are present either in person or represented by proxy constitute a quorum for the Annual Meeting. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                      OUTSTANDING STOCK AND VOTING RIGHTS

     Only stockholders of record at the close of business on March 25, 2003 are entitled to receive notice of and to vote at the Annual Meeting. The number of shares of voting stock of the Company outstanding and entitled to vote on that date was 55,277,226 shares of common stock. Each such share of common stock is entitled to one vote. Executive officers and directors of the Company own or control approximately 14% of the outstanding common stock. Information as to persons beneficially owning 5% or more of the common stock may be found under the heading "Principal Stockholders" below.

     Unless otherwise directed in the proxy, the persons named therein will vote "FOR" the election of the director nominees listed below, "FOR" the approval of the amendment and restatement of the First Amended and Restated W. R. Berkley Corporation 1992 Stock Option Plan in the form of the W. R. Berkley Corporation 2003 Stock Incentive Plan, "FOR" the approval of the amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 80,000,000 to 150,000,000 and "FOR" the ratification of the appointment of KPMG LLP as the Company's independent certified public accountants for its fiscal year ending December 31, 2003. If a returned proxy does not specify a vote for or against a proposal, it will be voted in favor thereof.

     The election of directors, the approval of the amendment and restatement of the First Amended and Restated W. R. Berkley Corporation 1992 Stock Option Plan in the form of the W. R. Berkley Corporation 2003 Stock Incentive Plan, and the ratification of the appointment of KPMG LLP require the affirmative vote of a majority of the shares present at the Annual Meeting to constitute the action of the stockholders. The approval of the amendment to the Company's Restated Certificate of Incorporation requires the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote at the Annual Meeting.

     As of the date hereof, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other business shall properly come before the Annual Meeting, the persons named in the proxy will vote according to their best judgment.

                             ELECTION OF DIRECTORS

     As permitted by Delaware law, the Board of Directors is divided into three classes, the classes being divided as equally as possible and each class having a term of three years. Each year the term of office of one class expires. This year the term of a class consisting of three directors expires. It is the intention of the Board that the shares represented by proxy, unless otherwise indicated therein, will be voted for the election of William R. Berkley, George
G. Daly and Philip J. Ablove as directors to hold office for a term of three years until the Annual Meeting of Stockholders in 2006 and until their respective successors are duly elected and qualify.

     The persons designated as proxies reserve full discretion to cast votes for other persons in the event any such nominee is unable to serve. However, the Board has no reason to believe that any nominee will be unable to serve if elected. The proxies cannot be voted for a greater number of persons than the three named nominees.

     The following table sets forth information regarding each nominee and the remaining directors who will continue in office after the Annual Meeting.


                                                   SERVED AS
                                                    DIRECTOR
                                                  CONTINUOUSLY    BUSINESS EXPERIENCE DURING PAST 5 YEARS
NOMINEES TO SERVE IN OFFICE UNTIL 2006             SINCE/AGE               AND OTHER INFORMATION
--------------------------------------            ------------   ------------------------------------------
William R. Berkley(1)(2)........................       1967      Chairman of the Board and Chief Executive
                                                     Age 57      Officer of the Company since its formation
                                                                 in 1967. He also serves as President and
                                                                 Chief Operating Officer, positions which
                                                                 he has held since March 1, 2000 and has
                                                                 held continuously from 1967, except for
                                                                 the periods May 1991 to December 1993 and
                                                                 January 1996 to March 2000. Mr. Berkley
                                                                 also serves as Chairman of the Board or
                                                                 director of a number of public and private
                                                                 companies. These include Associated
                                                                 Community Bancorp, Inc. and its subsidi-
                                                                 aries, The Greenwich Bank & Trust Company
                                                                 and Westport National Bank; The First Mar-
                                                                 blehead Corporation; FLOORgraphics, Inc.;
                                                                 Interlaken Capital, Inc.; Strategic
                                                                 Distribution, Inc.; and W. R. Berkley
                                                                 Corporation Charitable Foundation. Mr.
                                                                 Berkley is the father of William R.
                                                                 Berkley, Jr.

George G. Daly(3)...............................       1998      Fingerhut Professor and Dean Emeritus,
                                                     Age 62      Stern School of Business, New York Univer-
                                                                 sity, since August 2002. Previously, he
                                                                 was Dean, Stern School of Business, and
                                                                 Dean Richard R. West Professor of
                                                                 Business, New York University, for more
                                                                 than five years. In addition to his
                                                                 academic career, Dr. Daly served as Chief
                                                                 Economist at the U.S. Office of Energy
                                                                 Research and Development in 1974.

Philip J. Ablove(4).............................       2002      Executive Vice President and Chief
                                                     Age 62      Financial Officer of Pioneer Companies,
                                                                 Inc. from March 1996 to December 2002,
                                                                 when he retired. Mr. Ablove was Senior
                                                                 Vice President and Chief Financial Officer
                                                                 of W. R. Berkley Corporation from July
                                                                 1973 until April 1983.

                                                   SERVED AS
                                                    DIRECTOR
                                                  CONTINUOUSLY    BUSINESS EXPERIENCE DURING PAST 5 YEARS
DIRECTORS TO CONTINUE IN OFFICE UNTIL 2004         SINCE/AGE               AND OTHER INFORMATION
------------------------------------------        ------------   -----------------------------------------
William R. Berkley, Jr..........................    2001         Senior Vice President -- Specialty Opera-
                                                   Age 30        tions of the Company since January 2003
                                                                 and Vice Chairman of Berkley
                                                                 International, LLC since May 2002. Mr.
                                                                 Berkley served previously as Senior Vice
                                                                 President of the Company from January
                                                                 2002, Vice President of the Company from
                                                                 May 2000, President of Berkley
                                                                 International, LLC from January 2001 and
                                                                 Executive Vice President of Berkley
                                                                 International, LLC from March 2000. He
                                                                 joined the Company in September 1997.
                                                                 From July 1995 to August 1997, Mr.
                                                                 Berkley was employed in the Corporate
                                                                 Finance Department of Merrill Lynch
                                                                 Investment Company. Mr. Berkley is also a
                                                                 director of Associated Community Bancorp,
                                                                 Inc. and its subsidiary, Westport
                                                                 National Bank; Interlaken Capital, Inc.;
                                                                 Strategic Distribution, Inc.; and W. R.
                                                                 Berkley Corporation Charitable
                                                                 Foundation. Mr. Berkley is the son of
                                                                 William R. Berkley.

Ronald E. Blaylock(4)(5)........................    2001         Founder, Chairman and Chief Executive Of-
                                                   Age 43        ficer of Blaylock & Partners, L.P., an
                                                                 investment banking firm. Mr. Blaylock
                                                                 held senior management positions with
                                                                 PaineWebber Group and Citicorp before
                                                                 launching Blaylock & Partners in 1993.

Mark E. Brockbank(3)............................    2001         Mr. Brockbank, retired, served from 1995
                                                   Age 51        to 2000 as Chief Executive of XL
                                                                 Brockbank LTD, an underwriting management
                                                                 agency at Lloyd's of London. Mr.
                                                                 Brockbank was a founder of the
                                                                 predecessor firm of XL Brockbank LTD and
                                                                 was a director of XL Brockbank LTD from
                                                                 1983 to 2000.

                                                   SERVED AS
                                                    DIRECTOR
                                                  CONTINUOUSLY    BUSINESS EXPERIENCE DURING PAST 5 YEARS
DIRECTORS TO CONTINUE IN OFFICE UNTIL 2005         SINCE/AGE               AND OTHER INFORMATION
------------------------------------------        ------------   -----------------------------------------
Richard G. Merrill(3)...........................    1994         Executive Vice President of Prudential
                                                   Age 72        Insurance Company of America from August
                                                                 1987 to March 1991 when he retired. Prior
                                                                 thereto, Mr. Merrill served as Chairman
                                                                 and President of Prudential Asset
                                                                 Management Company since 1985. Mr.
                                                                 Merrill is also a director of Associated
                                                                 Community Bancorp, Inc.; and Sysco
                                                                 Corporation.

Jack H. Nusbaum(1)(2)(5)........................    1967         Chairman of the New York law firm of
                                                   Age 62        Willkie Farr & Gallagher, where he has
                                                                 been a partner for more than the last
                                                                 five years. He is also a director of
                                                                 Associated Community Bancorp, Inc.;
                                                                 Neuberger Berman Inc.; Prime Hospitality
                                                                 Corp.; Strategic Distribution, Inc.; and
                                                                 The Topps Company, Inc.

Mark L. Shapiro(4)(5)...........................    1974         Since September 1998, Mr. Shapiro has
                                                   Age 59        been a private investor. From July 1997
                                                                 through August 1998, Mr. Shapiro was a
                                                                 Senior Consultant to the Export-Import
                                                                 Bank of the United States. For more than
                                                                 five years prior thereto, he was a
                                                                 Managing Director in the investment
                                                                 banking firm of Schroder & Co. Inc.


------------------------------
(1) Member of Executive Committee.

(2) Member of Pricing Committee.

(3) Member of Compensation and Stock Option Committee.

(4) Member of Audit Committee.

(5) Member of Business Ethics Committee.

                       BOARD OF DIRECTORS AND COMMITTEES


     During 2002, the Board had five standing committees: the Executive Committee, the Pricing Committee, the Compensation and Stock Option Committee, the Business Ethics Committee, and the Audit Committee.



     The Board met four times and held two telephone meetings during 2002. No director attended fewer than 75% of the total number of meetings of the Board and all committees on which he served.



     The Executive Committee is authorized to act on behalf of the Board during periods between Board meetings. The Committee is composed of Messrs. William R. Berkley and Nusbaum. During 2002, the Committee met one time and took action by unanimous written consent on two occasions.



     The Pricing Committee, which during 2002 was composed of Messrs. William R. Berkley and Nusbaum, acts in the event of certain offerings of the Company's securities. During 2002, the Committee held one meeting.



     The Compensation and Stock Option Committee, which during 2002 was composed of Messrs. Brockbank, Daly, and Merrill, reviews management compensation standards and practices and makes such recommendations to the Board as it deems appropriate. The Committee also administers the First Amended and Restated W. R. Berkley Corporation 1992 Stock Option Plan (the "Stock Option Plan"). During 2002, the Committee met three times, held two telephone meetings and took action by unanimous written consent on two occasions.


     The Business Ethics Committee, which during 2002 was composed of Messrs. Blaylock, Nusbaum, and Shapiro, administers the Company-wide Business Ethics program. During 2002, the Committee held one meeting and one telephone meeting.


     The Audit Committee during 2002 was composed of Messrs. Blaylock, Robert B. Hodes, and Shapiro until April 10, 2002, when Mr. Hodes retired. On August 6, 2002, Philip J. Ablove was named to fill the vacancy created by Mr. Hodes' retirement. The Audit Committee assists the Board in fulfilling its responsibility relating to the Company's accounting and reporting practices and the quality and integrity of its financial reports; advises the Board as to the selection of the Company's independent public accountants; monitors their performance and reviews matters relative to their independence; reviews the annual financial statements and reports submitted by such accountants; and reviews the internal audit function and consults with the independent accountants with regard to the adequacy of internal controls. During 2002, the Committee met five times and held one telephone meeting. The Board of Directors has adopted a written charter for the Audit Committee and all of the members of the Audit Committee are independent, as independence is defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards.

                             AUDIT COMMITTEE REPORT


To the Board of Directors of W. R. Berkley Corporation:


     The Audit Committee of the Board of Directors met with management and the independent accountants, KPMG LLP, to review and discuss the December 31, 2002 financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

     Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, to be filed with the Securities and Exchange Commission.

                                          Audit Committee

                                          Mark L. Shapiro, Chairman
                                          Ronald E. Blaylock
                                          Philip J. Ablove
March 20, 2003

     The above report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                             DIRECTOR COMPENSATION


     For 2002, each director received a quarterly retainer of $6,000 and a fee of $1,500 for each quarterly Board meeting attended. In addition, on May 14, 2002, pursuant to the Company's 1997 Directors Stock Plan, each continuing director received 192 shares of common stock (adjusted for the 3-for-2 stock split in July 2002). The number of shares to be granted to each director under such Plan for each year is determined by dividing $7,500 by the closing price of the common stock on the trading day preceding the date of the Annual Meeting of Stockholders for the year in which the grant is made. For 2002, the annual retainer, the fees and the fair market value of such shares of common stock on the date of grant are included in the Summary Compensation Table for William R. Berkley. These shares of common stock are also included in the tables under "Principal Stockholders."

                             PRINCIPAL STOCKHOLDERS


     The following table sets forth as of March 25, 2003 those persons known by the Company to be the beneficial owners of more than 5% of the common stock:



                                                                 AMOUNT AND NATURE            PERCENT
         NAME AND ADDRESS OF BENEFICIAL OWNER                OF BENEFICIAL OWNERSHIP(1)       OF CLASS
------------------------------------------------------       --------------------------       --------
William R. Berkley                                                   7,314,576(2)              13.2%
475 Steamboat Road
Greenwich, CT 06830

Gilder, Gagnon, Howe & Co. LLC                                       5,563,462(3)              10.0%
1775 Broadway
New York, NY 10019

Janus Capital Management LLC                                         4,201,860(4)               7.6%
100 Fillmore Street
Denver, CO 80206


------------------------------
(1) These amounts reflect the 3-for-2 common stock split paid on July 2, 2002 to all holders of record on June 17, 2002.


(2) Includes 18,874 shares of common stock held by Mr. Berkley's wife, as to which shares he disclaims beneficial ownership, 5,101 shares held in several accounts for his children as to which Mr. Berkley is a custodian and 1,391,250 shares which are subject to currently exercisable stock options.



(3) Information obtained from a Schedule 13G, dated February 12, 2003, filed with the Securities and Exchange Commission on behalf of Gilder, Gagnon, Howe & Co. LLC ("GGH&C"). The Schedule 13G reported ownership of 5,563,462 shares of common stock then outstanding. The Schedule 13G reported that GGH&C has sole voting power over 306,771 shares and shared dispositive power over 5,563,462 shares.



(4) Information obtained from a Schedule 13G, dated February 14, 2003, filed with the Securities and Exchange Commission on behalf of Janus Capital Management LLC ("Janus"). The Schedule 13G reported ownership of 4,201,860 shares of common stock then outstanding. The Schedule 13G reported that Janus has sole voting power and dispositive power over 4,201,360 shares and shared voting power and dispositive power over 300 shares.

     The following table sets forth information as of March 25, 2003 regarding ownership by all directors and executive officers of the Company, as a group, and each director and each executive officer named in the Summary Compensation Table, individually, of the common stock. Except as described in the footnotes below, all amounts reflected in the table represent shares the beneficial owners of which have sole voting and investment power.


                                              AMOUNT AND NATURE        PERCENT
     NAME OF BENEFICIAL OWNER            OF BENEFICIAL OWNERSHIP(1)    OF CLASS
----------------------------------       ---------------------------   --------
All directors and executive
  officers as a group                    7,880,811(2)(3)(4)(5)(6)(7)   14.3%
Philip J. Ablove                             1,269                       *
Eugene G. Ballard                           10,875(3)                    *
William R. Berkley                       7,314,576(2)(3)               13.2%
William R. Berkley, Jr.                      9,672(3)(8)                 *
Ronald E. Blaylock                           3,192                       *
Mark E. Brockbank                          150,192                       *
George G. Daly                               3,368                       *
Ira S. Lederman                             59,498(3)(4)                 *
James W. McCleary                           62,846(3)                    *
Richard G. Merrill                          19,018(5)                    *
Jack H. Nusbaum                             22,092(6)                    *
Mark L. Shapiro                              5,445                       *
James G. Shiel                              60,461(3)                    *


------------------------------
 *  less than 1%

(1) These amounts reflect the 3-for-2 common stock split paid on July 2, 2002 to all holders of record on June 17, 2002.

(2) Includes 18,874 shares of common stock held by Mr. Berkley's wife, as to which shares he disclaims beneficial ownership, 5,101 shares held in several accounts for his children as to which Mr. Berkley is a custodian and 1,391,250 shares which are subject to currently exercisable stock options.


(3) The amounts shown for Messrs. Ballard, Berkley, Berkley, Jr., Lederman, McCleary and Shiel include 9,375, 1,391,250, 6,000, 32,381, 33,937 and
    47,249 shares of common stock, respectively, which are subject to currently exercisable stock options.


(4) The amount shown for Mr. Lederman includes 1,808 shares of common stock held in accounts for his children as to which Mr. Lederman is a custodian and 32,381 shares of common stock which are subject to currently exercisable stock options.

(5) The amount shown for Mr. Merrill includes 19,018 shares of common stock held in a family trust with Mr. Merrill and his spouse as trustees.


(6) The amount shown for Mr. Nusbaum includes 4,500 shares of common stock held in several trusts as to which Mr. Nusbaum is a co-trustee with United States Trust Company of New York and as to which he shares voting and investment power with United States Trust Company of New York.


(7) The amounts shown for all directors and executive officers as a group include an aggregate of 1,634,942 shares of common stock which are subject to currently exercisable stock options held by executive officers of the Company and 2,062 shares of common stock which are held by an executive officer under the Company's Profit Sharing Plan.


(8) Of the amount shown for Mr. Berkley, Jr., 3,480 shares are included in the amount reported by William R. Berkley.


     The Company knows of no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the

Company. Under applicable Insurance Holding Company Acts in various states, a potential owner cannot exercise voting control over an amount in excess of 10% of the Company's outstanding voting securities (5% in the State of Florida) without obtaining prior regulatory approval.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     During 1997, the Company loaned William R. Berkley $3,496,050, an amount equal to the aggregate exercise price of 255,000 shares of common stock (adjusted for the 3-for-2 stock split in July 2002) purchased by Mr. Berkley pursuant to the Stock Option Plan and one or more predecessor plans. The loan was represented by a recourse promissory note which was secured by the 255,000 shares of common stock, matured on December 29, 2002 and bore interest at the minimum rate which could have been charged without causing the loan to have been treated as a "below market loan" for purposes of Section 7872 of the Internal Revenue Code of 1986, as amended (the "Code"). The full amount of the loan, together with accrued interest thereon, was repaid by Mr. Berkley during 2002.


     During 2002, the Company engaged in certain transactions with a company controlled by its Chairman of the Board, William R. Berkley. The Company paid such controlled company $400,000 for services performed by certain employees of the controlled company with respect to the review of certain private equity transactions. The controlled company was reimbursed by the Company on a time and expense basis. The controlled company paid rent in the amount of $60,000 to the Company for separate office space in the Company's premises.



     During 2001, certain subsidiaries of the Company invested an aggregate of $5,000,000 in unsecured promissory notes of a company of which William R. Berkley is a director and in which William R. Berkley and William R. Berkley, Jr. have, directly or indirectly, equity interests. The notes mature in 2004 and bear interest at a minimum rate of 10% per annum. The obligor is current with its obligations under the notes in accordance with their terms. During 2002, approximately $900,000 of the outstanding principal balance of the notes was pre-paid. In connection with the investment, the subsidiaries received conditional warrants to purchase common stock of this company.


     Jack H. Nusbaum, a director of the Company, is Chairman of Willkie Farr & Gallagher, outside counsel to the Company.

                    COMPENSATION AND STOCK OPTION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     CEO COMPENSATION. The Compensation and Stock Option Committee follows a compensation philosophy under which the principal determinant is the financial performance of the Company, together with achievement of non-financial corporate objectives and individual performance. The Compensation and Stock Option Committee believes that this approach provides incentives to the Chief Executive Officer (the "CEO") and other management personnel to focus on meeting both financial and non-financial goals that in turn enhances stockholder value. The CEO's compensation is set based on the Committee's subjective evaluation of these factors and the CEO's individual performance based on specific targets.

     The Committee has retained The Ross Companies ("Ross") to provide advice with respect to executive compensation. Ross advised the Committee with respect to the plans referred to below and with respect to the compensation of the CEO for 2002.


     Based on the factors stated above and the advice of Ross, the Committee determined the CEO's salary for 2002 and it remained at $1,000,000.


     For purposes of setting incentive compensation for the CEO, the Committee has determined that the Company consider the limitations on tax deductibility imposed under Section 162(m) of the Code. Section 162(m) disallows deductions for compensation in excess of $1,000,000 per year paid by a public corporation to certain of its executives unless certain criteria are met. In order to meet the criteria, the Committee has determined that, subject to the matters discussed below, the CEO's incentive compensation should be structured as "qualified performance-based compensation," which is exempt from the deduction limits. In general, this rule requires that the CEO's incentive compensation be based on attainment of one or more objective performance goals and that the Company's stockholders approve both the performance goals and the amount that can be earned. For these reasons, the incentive compensation for the CEO is generally payable and/or granted under the Company's Annual Incentive Compensation Plan, Long-Term Incentive Compensation Plan and Stock Option Plan, each of which was approved by stockholders of the Company and is designed so that compensation payable thereunder, or attributable to the exercise of options, will be exempt from the deduction limits. The Committee may, in its discretion and where deemed appropriate, pay compensation to the CEO or other executive officers in addition to compensation earned under these plans. Such additional compensation would not be "qualified performance-based compensation" and would not be exempt from the deduction limits. The Committee believes that at times there are circumstances where the payment of such additional compensation is justified as a means of furthering the Company's interest in retaining and rewarding its key personnel.

     For 2002 the Committee approved an annual incentive payment earned by the CEO under the Annual Incentive Compensation Plan, which is disclosed in the Summary Compensation Table under the heading "Executive Compensation". This payment was based upon the Company's performance against the Plan's quantitative formula (which included earnings per share, net income, net premiums written, return on equity and combined ratio measures) and the CEO's performance against predetermined, objective goals.

     COMPENSATION OF EXECUTIVE OFFICERS GENERALLY. The Committee believes that it continues to be important to use incentive compensation to enable the Company to attract and reward executives who contribute to the Company's long-term success by demonstrated, sustained performance. To this end, the Company relies on cash and individual bonus awards and on equity-based compensation through the Stock Option Plan. The Company may also award equity-based compensation through the Long-Term Incentive Compensation Plan. The Company has not entered into employment agreements with any of its officers.

     With respect to base compensation for executive officers other than the CEO, the Committee considered the Company's performance and past pay levels and the recommendations of the CEO with respect to such compensation. Incentive compensation for such executive officers for 2002 was established by the CEO and reviewed with the Committee.

     LONG-TERM INCENTIVE COMPENSATION PLAN. No new units were awarded in 2002 under the Long-Term Incentive Compensation Plan. The outstanding awards were adjusted to reflect the 3 for 2 common stock split that occurred in 2002.

     STOCK OPTION GRANTS. It has been generally the Company's practice to grant stock options every other year, although the Committee may also grant options from time to time in its discretion, and the Company may change such practice if it determines a change to be in its best interest. Under the Stock Option Plan, options are granted to the CEO and to other executives based on an evaluation of each individual's ability to contribute to the Company's long-term growth and profitability. The Committee also considers a recipient's annual salary. During 2002, options for 112,500 shares of common stock were granted to the CEO and options for 239,250 shares of common stock were granted to other executive officers.

                                          Compensation and Stock Option
                                          Committee


                                          Richard G. Merrill, Chairman
                                      Mark E. Brockbank
                                          George G. Daly



March 31, 2003


     The above report of the Compensation and Stock Option Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                             EXECUTIVE COMPENSATION


     The following table sets forth all the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by the Chairman of the Board and Chief Executive Officer of the Company and the four other highest paid executive officers of the Company whose earnings exceeded $100,000 in salary and bonus.

                           SUMMARY COMPENSATION TABLE
                              ANNUAL COMPENSATION


                                                                                             SECURITIES
                                                                     OTHER                   UNDERLYING
                                                                    ANNUAL         LTIP      OPTIONS      ALL OTHER
NAME AND                              SALARY            BONUS      COMPENSATION   PAYMENTS   GRANTED      COMPENSATION
PRINCIPAL POSITION            YEAR      ($)              ($)          ($)           ($)       (#)(1)         ($)
----------------------------  ----   ---------        ---------      -------      -------     -------       -------
William R. Berkley..........  2002   1,000,000        5,036,000      269,140(2)        --     112,500       163,821(3)
  Chairman of the             2001   1,000,000        2,000,000      257,385(4)   912,000     600,000       140,576
  Board and Chief             2000   1,000,000        2,002,550      245,128(5)        --     105,000       149,231
  Executive Officer
James G. Shiel..............  2002     385,000          200,000           --           --      18,750        67,555(3)
  Senior Vice President --    2001     367,500          175,000           --       33,600          --        56,003
  Investments                 2000     337,500          175,100           --           --      20,250        56,024

James W. McCleary...........  2002     375,000(6)       200,000           --           --      22,500        70,150(3)
  Senior Vice President --    2001     293,710          175,000           --       33,600          --        33,813
  Reinsurance Operations;     2000     263,692          140,000           --           --      18,750        31,852
  President, Facultative
  ReSources, Inc.
Eugene G. Ballard...........  2002     360,000          185,000           --           --      22,500        45,497(3)
  Senior Vice President --    2001     335,000          100,000           --           --          --        28,984
  Chief Financial Officer     2000     315,000           75,000           --           --      22,500        20,977
  and Treasurer
Ira S. Lederman.............  2002     350,000          185,000           --           --      22,500        51,511(3)
  Senior Vice President --    2001     315,000          100,000           --       14,400          --        45,200
  General Counsel and         2000     274,231           75,000           --           --      18,750        43,604
  Secretary


---------------

(1) These amounts reflect the 3-for-2 common stock split paid on July 2, 2002 to all holders of record on June 17, 2002.

(2) Of this amount, $200,000 represents consulting fees paid by Berkley International, LLC and $69,140 represents personal use of Company and chartered aircraft.


(3) For Messrs. Berkley, Shiel, McCleary, Ballard and Lederman, these amounts include contributions to the Profit Sharing Plan of $17,000 each, Benefit Replacement Plan contributions of $68,000, $15,719, $14,875, $9,342 and $12,739, respectively, premiums for term life insurance of $2,232, $2,232, $2,142, $2,232 and $2,232, respectively, and interest on deferred compensation of $39,115, $32,604, $27,133, $16,923 and $19,540,
    respectively. For Mr. Berkley, this amount also includes $30,000 of director fees and $7,474, representing the grant date value of 192 shares of common stock awarded to directors, and for Mr. McCleary, this amount also includes an automobile allowance of $9,000.


(4) Of this amount, $200,000 represents consulting fees paid by Berkley International, LLC and $57,385 represents personal use of Company and chartered aircraft.


(5) Of this amount, $200,000 represents consulting fees paid by Berkley International, LLC and $45,128 represents personal use of Company and chartered aircraft.


(6) Mr. McCleary's term as an executive officer commenced in August 2001 and his compensation includes amounts received as President of Facultative ReSources, Inc.

     The following table shows for the fiscal year ended December 31, 2002 the number of stock options granted by the Compensation and Stock Option Committee to the executive officers named in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR


                                       INDIVIDUAL GRANTS
                               ---------------------------------
                                  NUMBER OF         PERCENT OF
                                  SECURITIES      TOTAL OPTIONS
                                  UNDERLYING         GRANTED                               GRANT DATE
                                   OPTIONS         TO EMPLOYEES    EXERCISE   EXPIRATION     PRESENT
 NAME AND PRINCIPAL POSITION   GRANTED(#)(1)(2)   IN FISCAL YEAR   PRICE($)      DATE      VALUE($)(3)
-----------------------------  ----------------   --------------   --------   ----------   -----------
William R. Berkley                 112,500            8.90%         38.45     04/03/2012    1,605,312
  Chairman of the Board and
  Chief Executive Officer
James G. Shiel                      18,750            1.48%         38.45     04/03/2012      267,552
  Senior Vice President --
  Investments
James W. McCleary                   22,500            1.78%         38.45     04/03/2012      321,062
  Senior Vice President --
  Reinsurance Operations;
  President, Facultative
  ReSources, Inc.
Eugene G. Ballard                   22,500            1.78%         38.45     04/03/2012      321,062
  Senior Vice President --
  Chief Financial Officer and
  Treasurer
Ira S. Lederman                     22,500            1.78%         38.45     04/03/2012      321,062
  Senior Vice President --
  General Counsel and
  Secretary


------------------------------
(1) These amounts reflect the 3-for-2 common stock split paid on July 2, 2002 to all holders of record on June 17, 2002.

(2) These options were granted on April 3, 2002 and become exercisable in installments with one fourth exercisable on April 3, 2005, an additional one-fourth on April 3, 2006, an additional one-fourth on April 3, 2007 and the remaining one-fourth on April 3, 2008.

(3) This estimate of value was developed solely for the purposes of comparative disclosure in accordance with the rules and regulations of the Securities and Exchange Commission and is not intended to predict future prices of the common stock. The estimate was developed using the Black-Scholes option pricing model incorporating the following assumptions: volatility of 26.8% and dividend yield of 1%, both based on the historical averages for the underlying common stock; risk-free rate of return of 5.382% based on a 7.2 year zero coupon rate; and time of exercise of 7.16 years, being the expected duration of the option.

     The following table shows for the fiscal year ended December 31, 2002 the number and value of unexercised options for the executive officers named in the Summary Compensation Table. None of these executives exercised any options during 2002.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES


                                              NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                             UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                   OPTIONS AT                  OPTIONS AT
                                                 FISCAL YEAR-END             FISCAL YEAR-END
                                                   12/31/02(#)                 12/31/02($)
       NAME AND PRINCIPAL POSITION          EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
------------------------------------------  -------------------------   -------------------------
William R. Berkley                                  1,342,500/                  23,262,675/
  Chairman of the                                     862,500                    8,357,250
  Board and Chief Executive Officer
James G. Shiel                                         35,625/                     519,720/
  Senior Vice President --                             52,125                      724,755
  Investments
James W. McCleary                                      25,500/                     429,000/
  Senior Vice President --                             48,750                      639,713
  Reinsurance Operations; President,
  Facultative ReSources, Inc.
Eugene G. Ballard                                       3,750/                      89,025/
  Senior Vice President --                             56,250                      956,025
  Chief Financial Officer and Treasurer
Ira S. Lederman                                        23,007/                     307,919/
  Senior Vice President --                             50,625                      654,938
  General Counsel and Secretary

                      EQUITY COMPENSATION PLAN INFORMATION


     The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under our existing equity compensation plans as of December 31, 2002. These plans include the First Amended and Restated W. R. Berkley Corporation 1992 Stock Option Plan, the W. R. Berkley Corporation 1997 Long-Term Incentive Compensation Plan and the Amended and Restated W. R. Berkley Corporation 1997 Directors Stock Plan.



                                                                                  (C) NUMBER OF
                                                                               SECURITIES REMAINING
                                 (A) NUMBER OF                                 AVAILABLE FOR FUTURE
                            SECURITIES TO BE ISSUED   (B) WEIGHTED-AVERAGE    ISSUANCE UNDER EQUITY
                               UPON EXERCISE OF        EXERCISE PRICE OF        COMPENSATION PLANS
                             OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,    (EXCLUDING SECURITIES
PLAN CATEGORY               WARRANTS AND RIGHTS(1)    WARRANTS AND RIGHTS    REFLECTED IN COLUMN (A))
-------------               -----------------------   --------------------   ------------------------
Equity compensation plans
  approved by stockholders         6,243,678                 $25.97                 2,572,354
Equity compensation plans
  not approved by
  stockholders                            --                     --                        --
Total                              6,243,678                 $25.97                 2,572,354


------------------------------
(1) These amounts reflect the 3-for-2 common stock split paid on July 2, 2002 to all holders of record on June 17, 2002.

                        COMPANY STOCK PERFORMANCE GRAPH


     The graph below compares the cumulative total return on the Company's common stock for the last five fiscal years with the cumulative total return on the Standard & Poor's (S&P) 500 Index and a Peer Group over the same period (assuming the investment of $100 in each category on December 31, 1997 and the reinvestment of all dividends). The Peer Group was selected based upon current comparable industry criteria.


                  [Cumulative Total Return Performance Graph]


----------------------------------------------------------------------------------------------------------------
                                      Dec-97       Dec-98       Dec-99       Dec-00       Dec-01       Dec-02
----------------------------------------------------------------------------------------------------------------
 W. R. Berkley Corporation             $100         $ 79         $ 49         $114         $131         $146
 S&P 500(R)                            $100         $129         $156         $141         $125         $ 97
 Peer Group (11 Stocks)                $100         $ 95         $ 76         $119         $109         $ 93



     The Peer Group consists of ACE Limited, The Chubb Corporation, Cincinnati Financial Corp., CNA Financial Corp., Everest Re Group, Ltd., HCC Insurance Holdings, Inc., Markel Corp., Ohio Casualty Corp., SAFECO Corp., The St. Paul Companies, Inc. and XL Capital Ltd.



Copyright(C) 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved.

                APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE FIRST AMENDED AND RESTATED W. R. BERKLEY CORPORATION
                   1992 STOCK OPTION PLAN IN THE FORM OF THE
              W. R. BERKLEY CORPORATION 2003 STOCK INCENTIVE PLAN



     On March 11, 2003, the Board further amended and restated the First Amended and Restated W. R. Berkley Corporation 1992 Stock Option Plan in the form of the
W. R. Berkley Corporation 2003 Stock Incentive Plan (the "Plan"), subject to stockholder approval, for the purpose of (i) allowing for the grant of other equity-based awards, in addition to stock options under the Plan, including restricted stock awards, restricted stock unit awards and performance-based awards, and (ii) allowing for the grant of awards to outside consultants to the Company and its affiliates. As of the date of this Proxy Statement, approximately 2,385,834 shares of common stock remain available for issuance under the Plan.


SUMMARY OF THE CURRENT PLAN PRIOR TO THE AMENDMENT

     The following is a summary of the material provisions of the Plan prior to the proposed amendment and restatement (the "Current Plan").

PURPOSE

 The Current Plan is intended as an incentive to attract highly qualified individuals to become key employees of the Company and its subsidiaries and affiliates and to retain such key employees and encourage stock ownership by these individuals in order to give them a proprietary interest in the Company's success and align their interests with those of the stockholders of the Company. The Company hopes to achieve these goals through the issuance of "incentive stock options," within the meaning of Section 422 of the Code, as well as "non-statutory stock options."

ELIGIBILITY


  Officers, key employees and directors of the Company or any of its subsidiaries and affiliates (including directors who are not also employees of the foregoing) are eligible for grants of stock options under the Current Plan. Non-employee directors are eligible only for grants of non-statutory stock options. The approximate number of officers and key employees eligible to participate in the Current Plan is 321, and the number of non-employee directors eligible to participate is seven.


STOCK SUBJECT TO THE CURRENT PLAN

  10,687,500 shares (as adjusted for stock splits) of the common stock are currently authorized for issuance pursuant to the Current Plan; provided, however, that options with respect to no more than 2,250,000 shares (as adjusted for stock splits) of common stock may be granted to any individual during any calendar year under the Current Plan.

ADMINISTRATION


     The Current Plan is administered by the Compensation and Stock Option Committee. The Compensation and Stock Option Committee determines, among other things, the persons to be granted options, the number of shares subject to each option, the vesting schedule for each option, and the option price and other terms of each option. The Compensation and Stock Option Committee also has the authority to accelerate the vesting of any outstanding option, adopt, amend and rescind such rules and regulations as it may determine are advisable in the administration of the Current Plan and make all other determinations deemed necessary or advisable for the administration of the Current Plan.


TERMS OF OPTIONS



     Options will vest and become exercisable in accordance with a vesting schedule set by the Compensation and Stock Option Committee at the time of grant. Notwithstanding any such vesting schedule, unless otherwise determined by the Compensation and Stock Option Committee at the time of grant, the options will vest and become fully exercisable upon the optionee's termination of employment with the Company and its affiliates by reason of death or disability or upon a change of control of the Company (as defined in the Current Plan). In addition, the Compensation and Stock Option Committee may accelerate the vesting of any option at any time. Once vested, options granted under the Current Plan are exercisable until the earlier of (i) a date set by the Compensation and Stock Option Committee at the time of grant or (ii) ten years from their respective dates of grant. An incentive stock option granted to an individual who owns, at the time of grant, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary thereof (a "Ten Percent Stockholder") may not be exercisable for more than five years after the date of grant. Options may expire earlier upon the termination of an optionee's employment with the Company and all of its affiliates. The exercise price of options granted under the Current Plan may not be less than the fair market value of the shares of common stock covered by the option on the date of grant; provided, however, that the exercise price of incentive stock options granted to a Ten Percent Stockholder cannot be less than 110% of such fair market value. The Compensation and Stock Option Committee will determine the exercise price of each option and the manner in which it may be exercised. Payment for shares of common stock purchased upon exercise of an option granted under the Current Plan can be made either (i) in cash, (ii) with shares of common stock, (iii) through any brokered exercise procedures approved by the Compensation and Stock Option Committee or, (iv) through any combination of these methods. In the discretion of the Compensation and Stock Option Committee, payment for shares of common stock purchased upon exercise of an option granted under the Current Plan can also be made in installments. Upon the exercise of any option, the option holder will be required to pay to the Company an amount sufficient to satisfy all federal, state and local withholding taxes applicable to the exercise of the option. The Compensation and Stock Option Committee may allow an optionee to satisfy this withholding obligation by withholding a number of shares of common stock otherwise deliverable pursuant to the exercise.



ADJUSTMENT FOR RECAPITALIZATION, MERGER, ETC.


     The aggregate number of shares of common stock which may be purchased pursuant to options granted under the Current Plan, the number of shares of common stock covered by each outstanding option, the maximum number of shares of common stock with respect to which options may be granted to any individual in any calendar year and the exercise price per share thereof will be appropriately adjusted for any increase or decrease in the number of outstanding shares of common stock resulting from a stock split or other subdivision or consolidation of shares of common stock, or for other increases or decreases in the outstanding shares of common stock effected without receipt of consideration by the Company. If the Company is sold, reorganized, consolidated or merged with another corporation or if all, or substantially all, of the assets of the Company are sold or exchanged, (i) each optionee shall be entitled to receive upon the exercise of his option the same number and kind of shares or the same amount of property, cash or other securities as he would have been entitled to receive as if he had been immediately prior to such event the holder of the number of shares covered by his option and (ii) if the Company is not the surviving corporation after such event, the Company will require the successor corporation or parent thereof to assume such outstanding options; provided, however, that the Compensation and Stock Option Committee may, in its discretion provide that all outstanding options will terminate as of the consummation of such event and accelerate the exercisability of all outstanding options to any date prior to such event.


MARKET VALUE OF THE COMMON STOCK



     On April 9, 2003, the last reported sale price for the common stock on the New York Stock Exchange was $42.05.



TRANSFERABILITY OF OPTIONS


     No award of options, or any right or interest therein, is assignable or transferable except by will or the laws of descent and distribution; provided, however, that if the Compensation and Stock Option Committee so determines, options may be transferred to the optionee's immediate family members or a trust established for their benefit.


TERMINATION OR AMENDMENT OF THE CURRENT PLAN


     The Board may amend or terminate the Current Plan at any time without the approval of stockholders, provided that any amendment to (a) increase the total number of shares of common stock for which options may be granted under the Current Plan (except in connection with certain capital adjustments described above in the section herein entitled "Adjustment for Recapitalization, Merger, Etc.") or (b) expand the class of persons eligible to receive options, must be approved by the stockholders of the Company.

SUMMARY OF MATERIAL AMENDMENTS TO THE CURRENT PLAN

     The following is a summary of the material amendments to the Current Plan proposed for stockholder approval.


ELIGIBILITY OF CONSULTANTS


     The Plan would allow for the grant of awards to outside consultants to the Company and its affiliates.


RESTRICTED STOCK AWARDS



     Shares of restricted stock may be granted subject to certain restrictions on transferability and forfeiture provisions and such other terms and conditions as determined by the Compensation and Stock Option Committee. Recipients of restricted stock will generally have all the rights and privileges of a stockholder including the right to vote such restricted stock. The Compensation and Stock Option Committee has discretion to determine whether any shares of the restricted stock will be entitled to dividends and, if so, whether they will be currently paid or held by the Company during the restricted period and whether any dividends held by the Company will bear interest. Unless otherwise determined by the Compensation and Stock Option Committee, any dividends held by the Company will be subject to forfeiture to the same degree as the related restricted stock. To the extent such shares are forfeited, the stock certificates will be canceled and all rights of the holder to such shares and as a stockholder will terminate. The restricted period for restricted stock, during which time shares are non-transferable and subject to forfeiture, will commence on the date of grant and will expire from time to time as to that part of the restricted stock award indicated in a schedule established by the Compensation and Stock Option Committee and set forth in the award agreement. Subject to a minimum three-year vesting period, the Compensation and Stock Option Committee, in its discretion, may remove any or all restrictions on the restricted stock whenever it determines that such action is appropriate. In addition, all restrictions on the restricted stock will immediately lapse upon a change of control.

     The following forfeiture provisions will apply to awards of restricted stock. In the event the recipient of such award resigns or is discharged from employment with the Company or its affiliate for any reason other than death, disability or retirement, the non-vested portion of the award will be completely forfeited. Upon the termination of employment of a recipient of a restricted stock award on account of death, disability or retirement, the non-vested portion of the award will be prorated for service during the restricted period and paid as soon as practicable after termination and the remainder shall be forfeited. Upon the expiration of the restricted period with respect to any shares of restricted stock, a stock certificate evidencing the shares of common stock will be delivered without charge to the participant, or his beneficiary, free of all restrictions under the Plan.

RESTRICTED STOCK UNIT AWARDS

     Restricted stock unit awards may be granted under the Plan subject to certain forfeiture provisions. The terms and conditions of an award of restricted stock units will be reflected in a written award agreement. No shares of common stock will be issued at the time a restricted stock unit award is made, and the Company will not be required to set aside a fund for the payment of any such award. The Compensation and Stock Option Committee will determine whether recipients of restricted stock units will be entitled to dividend equivalents with respect to the restricted stock units credited to such recipient's account. To the extent that an award of restricted stock units is entitled to dividend equivalents, the Compensation and Stock Option Committee will determine whether to credit to the account of, or to currently pay to, such recipient such dividend equivalents and whether any dividend equivalents credited to a recipient's account will bear interest. Unless otherwise determined by the Compensation and Stock Option Committee, dividend equivalents credited to a recipient's account will be subject to forfeiture on the same basis as the related restricted stock units.

     Restricted stock units awarded to any eligible individual will be subject to forfeiture until the expiration of a restricted period and such other terms and conditions as determined by the Compensation and Stock Option Committee. Except to the extent determined by the Compensation and Stock Option Committee, in the event the recipient of such award resigns or is discharged from employment with the Company or its affiliate for any reason other than death, disability or retirement, the non-vested portion of the award will be forfeited. Upon the termination of employment of a recipient of a restricted stock unit award on account of death, disability or retirement, the non-vested portion of the award will be prorated for service during the restricted period and paid as soon as practicable after termination.

     Upon such date or dates as determined by the Compensation and Stock Option Committee (the "Settlement Date(s)") on or following the expiration of the restricted period, as set forth in the award agreement, unless earlier forfeited, the Company shall settle the restricted stock unit award by delivering (i) a number of shares of common stock equal to the number of restricted stock units then vested and not otherwise forfeited and (ii) a number of shares of common stock having a value equal to any unpaid dividend equivalents, plus interest, if any, accrued with respect to the restricted stock units. The Company may settle a restricted stock unit award in cash in lieu of the delivery of shares of common stock or partially in cash and partially in shares of common stock. A settlement in cash shall be based on the value of the shares of common stock otherwise to be delivered on the Settlement Date.

     Subject to a minimum three-year vesting period, the Compensation and Stock Option Committee will have the authority to remove any or all of the restrictions on the restricted stock units and/or accelerate the settlement of any such award whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the restricted stock unit award, such action is appropriate. In addition, all restrictions on the restricted stock units will immediately lapse upon a change of control.

PERFORMANCE-BASED AWARDS

     Certain awards of restricted stock and restricted stock units granted under the Plan may be granted in a manner constituting "qualified performance-based compensation" within the meaning of Section 162(m) of the Code. Such awards may be based upon one or more of the following factors: stock price, earnings per share, net earnings, operating earnings, return on assets, shareholder return, return on equity, growth in assets, sales, cash flow, market share, relative performance to a group of companies comparable to the Company and strategic business criteria consisting of one or more objectives based on the Company's meeting specified goals relating to revenue, market penetration, business expansion, costs or acquisitions or divestitures. With respect to performance-based awards, (i) the Compensation and Stock Option Committee will establish in writing the objective performance-based goals applicable to a given performance period no later than 90 days after the commencement of such performance period (but in no event after 25% of such period has elapsed) and
(ii) no performance-based awards will be payable to any recipient for a given performance period until the Compensation and Stock Option Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied. The maximum number of shares of common stock underlying (or that relate to) a performance-based restricted stock or restricted stock unit award granted to any individual in any performance period cannot exceed 1,500,000 shares.

MINIMUM VESTING REQUIREMENT FOR RESTRICTED STOCK AND RESTRICTED STOCK UNITS

     All restricted stock and restricted stock unit awards granted under the Plan will be subject to a minimum three-year vesting requirement except in the event of the termination of the award recipient's employment on account of death, disability or retirement and in the event of a change of control of the Company in which case vesting will be fully or partially accelerated as described above.

MAXIMUM NUMBER OF SHARES AUTHORIZED FOR RESTRICTED STOCK AND RESTRICTED UNITS

     No more than five percent of the Company's outstanding common stock may be awarded under the Plan in the form of restricted stock or restricted stock units. Restricted stock units settled in cash are not subject to this limit.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief discussion of the Federal income tax consequences of option transactions under the Plan based on the Code, as in effect as of the date hereof. The Plan is not qualified under

Section 401(a) of the Code. This discussion is not intended to be exhaustive and does not describe state or local tax consequences.

INCENTIVE STOCK OPTIONS

     No taxable income is realized by the optionee upon the grant or exercise of an incentive stock option. If common stock is issued to an optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (i) upon sale of such shares, any amount realized in excess of the exercise price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss and (ii) no deduction will be allowed to the optionee's employer for Federal income tax purposes. If the common stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of either holding period described above, generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares and (ii) the optionee's employer will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer. Subject to certain exceptions for disability or death, if an incentive stock option is exercised more than three months following the termination of employment, the exercise of the option will generally be taxed as the exercise of a non-statutory stock option.

     For purposes of determining whether an optionee is subject to any alternative minimum tax liability, an optionee who exercises an incentive stock option generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a non-qualified stock option. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of the optionee's alternative minimum tax liability or the optionee's "regular" income tax liability. As a result, a taxpayer has to determine the taxpayer's potential liability under the alternative minimum tax.

NON-STATUTORY STOCK OPTIONS

     Except as noted below, with respect to non-statutory stock options, (i) no income is realized by the optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price paid for the shares and the fair market value of the shares on the date of exercise, and the optionee's employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) at sale, the amount of appreciation (or depreciation) after the date as of which amounts are includable in income is treated as either short-term or long-term capital gain (or loss), depending on how long the shares have been held.

OPTIONS TRANSFERS

     Although options are generally nontransferable, the following tax consequences will apply if a non-statutory option is transferred pursuant to the applicable provisions of the Plan allowing for option transfers.

     If the transfer is for less than full and adequate consideration, unless the gift is an annual exclusion gift, i.e., a gift that qualifies for the gift tax annual exclusion, or the individual has not used up his or her lifetime gift exemption, the optionee will be making a taxable gift based on the value of the option in the year that the gift is complete. Gifts of options are deemed to be complete when vested. Under the gift tax annual exclusion, each calendar year an individual can transfer up to $11,000 ($22,000 combined between the individual and his or her spouse) of cash and/or property per transferee free from any federal gift tax. Under the lifetime gift exemption, in addition to an individual's annual exclusion, an individual may transfer a certain amount of cash and/or property during his or her lifetime without paying any federal gift tax. This amount is currently $1,000,000. Optionees should consult with their tax advisor as to the amount of the gift tax annual exclusion and lifetime gift exemption for any year subsequent to 2003.

     When the transferee exercises the option, the optionee will realize ordinary income in the year of exercise equal to the excess (if any) of the fair market value of the shares exercised over the option exercise price paid by the transferee for such shares. It is unclear at this time what the tax results would be if the optionee is deceased at the time of the option exercise by the transferee.

     Upon subsequent disposition of the shares by the transferee, the transferee will realize long-term or short-term capital gain (or loss), as the case may be, based on the difference between the sale price for the shares and the fair market value of the shares when the option was exercised.

SPECIAL RULES APPLICABLE TO CORPORATE INSIDERS

     As a result of the rules under Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), "insiders" (as defined in the Exchange Act), depending upon the particular exemption from the provisions of Section 16(b) of the Exchange Act utilized, may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of options. Generally, insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular option.

NEW PLAN BENEFITS

     The grant of awards under the Plan is entirely within the discretion of the Compensation and Stock Option Committee. Because the Company cannot forecast the extent of awards that will be made in the future, the Company has omitted the tabular disclosure relating to future grants of awards under the Plan.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE FIRST AMENDED AND RESTATED W. R. BERKLEY CORPORATION 1992 STOCK OPTION PLAN IN THE FORM OF THE W. R. BERKLEY CORPORATION 2003 STOCK INCENTIVE PLAN.

               AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION
                      TO INCREASE AUTHORIZED COMMON STOCK

     The Board of Directors has unanimously voted to recommend that the stockholders adopt an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 80,000,000 shares to 150,000,000 shares. If the amendment is approved, the shares may be issued from time to time by the Board of Directors. It is not expected that further authorization from stockholders will be solicited for the issuance of any shares of common stock, except to the extent such authorization is required by law or by the rules of the New York Stock Exchange. Currently, there is no agreement, arrangement or understanding relating to the issuance and sale of the additional shares of common stock which would be authorized by the proposed amendment. Stockholders do not have, and the proposed amendment would not create, any preemptive rights.

     The Company currently has 80,000,000 shares of common stock authorized. The Board believes that it is desirable to have a sufficient number of shares of common stock available, as the occasion may arise, for possible future financings and acquisition transactions, stock dividends or splits, stock issuances pursuant to employee benefit plans and other proper corporate purposes. Having such additional shares available for issuance in the future would give the Company greater flexibility by allowing shares to be issued without incurring the delay and expense of a special stockholders' meeting.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION.

                      APPOINTMENT OF INDEPENDENT AUDITORS

     KPMG LLP ("KPMG") has been appointed by the Board as independent certified public accountants to audit the financial statements of the Company for the fiscal year ending December 31, 2003. The appointment of this firm was recommended to the Board by the Audit Committee. The Board is submitting this matter to a vote of stockholders in order to ascertain their views. If the appointment of KPMG is not ratified, the Board will reconsider its action and will appoint auditors for the 2003 fiscal year without further stockholder action. Further, even if the appointment is ratified by stockholder action, the Board may at any time in the future in its discretion reconsider the appointment without submitting the matter to a vote of stockholders.

     It is expected that representatives of KPMG will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

     The aggregate amount of the fees billed or expected to be billed by KPMG for its professional services in 2002 and 2001 were as follows:

TYPE OF FEES                                                  2002($)    2001($)(1)
------------                                                 ---------   ----------
Audit Fees(2)..............................................  1,964,400   1,945,300
Audit-Related Fees.........................................         --          --
Tax Fees(3)................................................     85,025      91,600
All Other Fees(4)..........................................     29,750      26,000
Total Fees.................................................  2,079,175   2,062,900

------------------------------

(1) Certain amounts for fiscal year 2001 have been reclassified to conform to the current year presentation.

(2) Audit fees consist of fees the Company paid to KPMG for professional services for the audit of the Company's consolidated financial statements included in its Form 10-K and review of financial statements included in its Forms 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements and public offerings of securities.

(3) Tax fees consist of fees for tax consultations and tax compliance services.

(4) All other fees include fees for health and benefit plan audits.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     Management is not aware of any matters to come before the Annual Meeting other than as set forth above. However, since matters of which management is not now aware may come before the Annual Meeting or any adjournment thereof, the proxies intend to vote, act and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies (in the form enclosed and properly signed) in time for voting, the shares represented thereby will be voted as indicated therein and in this Proxy Statement.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on its review of the copies of Forms 3, 4 and 5 received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that all filing requirements under Section 16(a) of the Exchange Act applicable to its officers, directors and ten-percent stockholders were complied with during the fiscal year ended December 31, 2002.

                  STOCKHOLDER NOMINATIONS FOR BOARD MEMBERSHIP
                  AND OTHER PROPOSALS FOR 2004 ANNUAL MEETING

     It is anticipated that the next Annual Meeting of Stockholders after the one scheduled for May 20, 2003 will be held on or about May 11, 2004. The Company's By-Laws require that, for nominations of directors or other business to be properly brought before an Annual Meeting of Stockholders, written notice of such nomination or proposal for other business must be furnished to the Company. Such notice must contain certain information concerning the nominating or proposing stockholder and information concerning the nominee and must be furnished by the stockholder (who must be entitled to vote at the meeting) to the Secretary of the Company, in the case of the Annual Meeting of Stockholders to be held in 2004 no earlier than February 11, 2004 and no later than March 13, 2004. A copy of the applicable provisions of the By-Laws may be obtained by any stockholder, without charge, upon written request to the Secretary of the Company at the address set forth below.

     Since the Company did not receive timely notice of any stockholder proposal for the 2003 Annual Meeting, it will have discretionary authority to vote on any stockholder proposals presented at such meeting.

     In addition to the foregoing, and in accordance with the rules of the Securities and Exchange Commission, in order for a stockholder proposal, relating to a proper subject, to be considered for inclusion in the Company's proxy statement and form of proxy relating to the Annual Meeting of Stockholders to be held in 2004, such proposal must be received by the Secretary of the Company by December 16, 2003 in the form required under and subject to the other requirements of the applicable rules of the Securities and Exchange Commission. Any such proposal should be submitted by certified mail, return receipt requested, or other means, including electronic means, that allow the stockholder to prove the date of delivery.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 IS AVAILABLE WITHOUT CHARGE TO ANY STOCKHOLDER OF THE COMPANY WHO REQUESTS A COPY IN WRITING. REQUESTS FOR COPIES OF THIS REPORT SHOULD BE DIRECTED TO THE SECRETARY, W. R. BERKLEY CORPORATION, 475 STEAMBOAT ROAD, GREENWICH, CONNECTICUT 06830.

                                          By Order of the Board of Directors,

                                          WILLIAM R. BERKLEY
                                          Chairman of the Board and
                                          Chief Executive Officer

                                                                         ANNEX A

                           W. R. BERKLEY CORPORATION
                           2003 STOCK INCENTIVE PLAN

                                   ARTICLE I

                                    PURPOSE

     This W. R. Berkley Corporation 2003 Stock Incentive Plan (the "Plan") is intended as an incentive to attract highly qualified individuals to become key employees of W. R. Berkley Corporation (the "Company") and its subsidiaries and affiliates and to retain such key employees and encourage stock ownership by these individuals in order to give them a proprietary interest in the Company's success and align their interest with those of the shareholders of the Company. The Company intends to accomplish this through the grant of equity-based awards, including stock options ("Options"), restricted stock ("Restricted Stock"), restricted stock units ("Restricted Stock Units") and other equity-based awards (Options, Restricted Stock, Restricted Stock Units and other equity-based awards are hereafter collectively and individually referred to as "Awards"). The Plan is an amendment and restatement of the First Amended and Restated W. R. Berkley Corporation 1992 Stock Option Plan and the provisions of the Plan, as so amended and restated, shall apply to all currently outstanding options under the Plan, as well as Awards granted prospectively under the Plan.

     The word "Company" when used in the Plan with reference to employment shall include subsidiaries of the Company. The word "subsidiary" when used in the Plan shall mean any subsidiary of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended ("Code"). The word "affiliate" when used in the Plan shall mean any entity in which the Company has a direct or indirect controlling interest.

                                   ARTICLE II

                                 ADMINISTRATION

     The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") from among its members, which shall consist of not less than two members thereof, provided that the full Board may, in its discretion, from time to time exercise the power and authority of the Committee under the Plan.

     Subject to the provisions of the Plan, the Committee shall have authority, in its discretion: (a) to determine which of the eligible employees of the Company and its subsidiaries and affiliates shall be granted Awards under the Plan; (b) to authorize the granting of Awards and designate the nature of such Awards including whether such Awards shall be Options in the form of "incentive stock options" under Section 422 of the Code or "non-statutory stock options" or in the form of Restricted Stock, Restricted Stock Units or other equity-based awards; (c) to determine the times when Awards shall be granted and the number of shares subject to such Awards; (d) to determine the exercise price of the shares subject to each Option, which price shall be not less than the minimum specified in ARTICLE VI; (e) to determine the time or times when each Award becomes exercisable, and the duration of the exercise period; (f) to determine the number and terms of any Restricted Stock and Restricted Stock

Units to be awarded, (g) subject to the minimum three-year vesting requirement for Restricted Stock and Restricted Stock Units, to accelerate the vesting, exercisability and/or settlement of any outstanding Awards; (h) to prescribe the form or forms of the Award agreements under the Plan (which forms shall be consistent with the Plan but need not be identical); (i) to determine the terms and conditions of any other equity-based award under the Plan; (j) to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (k) to construe and interpret the Plan, the rules and regulations and the Award agreements under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all award recipients under the Plan.

                                  ARTICLE III

                                     STOCK

     Awards may be settled in shares of authorized but unissued common stock of the Company, par value $.20 per share (the "Stock"), or previously issued shares of Stock reacquired by the Company. The total number of shares of Stock which may be issued pursuant to Awards granted under the Plan shall not exceed, in the aggregate, 10,687,500 shares, except as such number of shares shall be adjusted in accordance with the provisions of ARTICLE XIII hereof; provided, however, that no more than five percent (5%) of the Company's outstanding Stock may be granted under the Plan in the form of Restricted Stock and Restricted Stock Units settled in Stock. The maximum number of shares of Stock with respect to which Options may be granted under the Plan to any single optionee during any calendar year shall not exceed 2,250,000 shares, except as such number shall be adjusted in accordance with the provisions of ARTICLE XIII hereof.

     In the event that any outstanding Award under the Plan for any reason expires or is terminated prior to the end of the period during which Awards may be granted, the shares of Stock subject to the unexercised portion of such Award may again be subject to Awards granted under the Plan.

                                   ARTICLE IV

                          ELIGIBILITY OF PARTICIPANTS;
                        LIMITATION OF GRANTS OF OPTIONS

     (a) Officers and key employees of the Company or any of its subsidiaries (including directors who are also employees of the foregoing) are eligible for grants of incentive stock options which meet the requirements of Section 422 of the Code.

     (b) Officers, key employees, consultants and directors (including directors who are not employees) of the Company or any of its subsidiaries or affiliates are eligible for grants of other Awards, including "non-statutory stock options". For purposes of the Plan, a "non-statutory stock option" means an Option which, at the time of grant, is not designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     (c) With respect to incentive stock options, if the aggregate fair market value (determined as of the time the Option is granted) of the Stock with respect to which any incentive stock option becomes exercisable for the first time by an optionee in any calendar year (under the Plan or any other stock option plan of the Company or any parent or subsidiary thereof) exceeds $100,000, such Options shall be treated as non-statutory stock options to the extent of such excess.

                                   ARTICLE V

                                     AWARDS

     Awards granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall from time to time approve, which agreements need not contain uniform terms and conditions but shall comply with and be subject to all the mandatory terms and conditions of the Plan and the applicable provisions of the Code. More than one Award may be granted to any eligible individual.

                                   ARTICLE VI

                                 EXERCISE PRICE

     In the case of each Option granted under the Plan, the exercise price shall be not less than the fair market value of the Stock on the date of grant of such option, such fair market value to be determined by the Committee in its discretion; provided, however that in the case of an incentive stock option granted to an individual who owns, at the time the incentive stock option is granted, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary thereof (a "Ten Percent Shareholder"), the exercise price shall not be less than 110% of such fair market value. In no event, however, shall the exercise price be less than an amount equal to the par value of the Stock.

                                  ARTICLE VII

                                    OPTIONS

     The Committee shall have the authority to grant one or more Options to any eligible individual under the Plan. The Option agreement may specify periods of time during which Options may not be exercised in whole or in part. Except as may be so specified, any Option may be exercised in whole at any time or in part from time to time during the applicable Option period. The Committee, in its discretion, may accelerate the vesting and/or exercisability of any outstanding Option. Unless otherwise determined by the Committee at the time of grant, the vesting and exercisability of an optionee's outstanding Options shall accelerate upon a termination of employment by reason of the optionee's death or disability. The Committee shall have the authority to define the term "disability" for this purpose and/or to determine whether an optionee's employment has terminated by reason of disability.

     Any other provision of the Plan to the contrary notwithstanding, no Option may be exercised after the date ten years from the date of grant of such Option or, in the case of an incentive stock option granted to a Ten Percent Shareholder, five years from the date of grant of such Option.

     The Committee, in its discretion, may, with the consent of any optionee, cancel any outstanding Option.

     Except as provided in the next succeeding paragraph, payment for shares of Stock purchased upon exercise of an Option granted hereunder shall be made in full (i) in cash or cash equivalents, (ii) in shares of Stock which have been held by the optionee for at least six months prior to the date of such exercise, or (iii) in any combination of these two methods. In addition, the Committee may, in its discretion, allow for the exercise of Options in accordance with broker-assisted exercise procedures adopted by the Committee from time to time.

     If the Committee shall so determine, payment for shares of stock purchased upon exercise of an option granted hereunder may be made by delivery of one or more promissory notes or otherwise on an installment basis, with terms and conditions as provided in the applicable option agreement; provided, however, that in no event shall any such promissory note or installment obligation be due and payable later than five years from the date of purchase. The optionee shall have full voting rights and shall receive all dividends with respect to the shares so purchased. Certificates for shares so purchased shall, immediately upon issue, be delivered to the Company, endorsed in blank by the optionee or accompanied by a separate stock power so endorsed, in pledge as security for the payment of the unpaid balance of the purchase price. The certificates issued to represent paid shares shall state thereon the total amount of the consideration to be paid therefor and the amount paid thereon. Notwithstanding anything herein to the contrary, the Company shall not directly or indirectly extend or maintain credit, or arrange for the extension of credit, in the form of a personal loan to or for any director or executive officer of the Company through the Plan in violation of Section 402 of the Sarbanes-Oxley Act of 2002.

                                  ARTICLE VIII

                                RESTRICTED STOCK

     The Committee shall have the authority (1) to grant Restricted Stock, (2) to issue or transfer Restricted Stock to any eligible individual, and (3) to establish terms, conditions and restrictions applicable to such Restricted Stock, including the restricted period, which may differ with respect to each grantee, the time or times at which Restricted Stock shall be granted or become vested and the number of shares to be covered by each grant; provided, however, that no award of Restricted Stock shall become fully or partially vested (except in the event of a termination of employment on account of death, disability or retirement or upon a Change of Control, as described below) prior to the third anniversary of the date of grant.

     The recipient of a Restricted Stock Award shall execute and deliver to the Company an Award agreement with respect to the Restricted Stock setting forth the restrictions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held in escrow by the Company rather than delivered to the recipient pending the release of the applicable restrictions, the recipient additionally shall execute and deliver to the Company the appropriate blank stock powers with respect to the Restricted Stock covered by such agreements. If a recipient shall fail to execute a Restricted Stock agreement and, if applicable, stock powers, the Award shall be null and void. Subject to the restrictions set forth below, the recipient shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock, but not the right to receive dividends, if any, on such shares. The Committee may determine whether a Restricted Stock Award shall be entitled to receive dividends. If the Committee determines that a Restricted Stock Award shall be entitled to dividends, any such cash dividends and/or stock dividends, with respect to the Restricted Stock may be either currently paid to the recipient or withheld by the Company for the recipient's account, as determined by the Committee in its sole discretion. Unless otherwise determined by the Committee no interest will accrue or be paid on the amount of any cash dividends withheld. Unless otherwise determined by the Committee, cash dividends or stock dividends so withheld by the Committee shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which they relate.

     Upon the Award of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the recipient to be issued and, if it so determines, held in escrow by the Company. If the Company retains the stock certificate, the Company shall notify the recipient that a stock certificate registered in the name of the recipient is being held by it.

     Any Restricted Stock awarded hereunder shall be subject to the following restrictions until the expiration of the restricted period, and to such other terms and conditions as may be set forth in the applicable Award agreement: (1) if an escrow arrangement is used, the recipient shall not be entitled to delivery of the stock certificate; (2) the shares shall be subject to the restrictions on transferability set forth in the Award agreement; (3) the shares shall be subject to forfeiture to the extent provided below and the Award agreement and, to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the recipient to such shares and as a shareholder shall terminate without further obligation on the part of the Company.

     Subject to the minimum three-year vesting requirement, the Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award, such action is appropriate.

     The restricted period of Restricted Stock shall commence on the date of grant and shall expire from time to time as to that part of the Restricted Stock indicated in a schedule established by the Committee and set forth in a written Award agreement; provided, however, that the earliest date the restricted period may expire shall be at least three years from the date of grant.

     Except to the extent determined by the Committee and reflected in the underlying Award agreement, in the event a recipient terminates employment with the Company during a restricted period, that portion of the Award with respect to which restrictions have not expired (the "Non-Vested Portion") shall be treated as follows: (a) upon the voluntary resignation of a Restricted Stock recipient or discharge by the Company, in either case, for reasons other than death, disability or retirement, the Non-Vested Portion of the Award shall be completely forfeited; and (b) upon termination of employment on account of death, disability or retirement, a pro-rata portion of the Non-Vested Portion of the Award shall immediately become fully vested and paid to the recipient or his beneficiary, as applicable, as soon as practicable following such termination. The pro-rata portion of the Non-Vested Portion of the Award that shall vest immediately upon such termination shall be a portion that represents the amount of time the recipient was employed from the date of grant of the Award through the date of such termination as compared with the entire restricted period, as determined by the Committee. The Committee shall have the authority to define the term "disability" and "retirement" for this purpose and/or to determine whether a recipient's employment has terminated by reason of disability or retirement.

     Upon the expiration of the restricted period with respect to any shares of Stock covered by a Restricted Stock Award, the transfer restrictions and forfeit provisions applicable to the Restricted Stock shall be of no further force or effect with respect to shares of Restricted Stock which have not then been forfeited. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the recipient, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the restricted period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the recipient's account with respect to such Restricted Stock and the interest thereon, if any.

     Each certificate representing Restricted Stock awarded under the Plan shall bear the following legend until the end of the restricted period with respect to such Stock:

     "Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of a Restricted Stock Agreement, dated as of
          , between W. R. Berkley Corporation and           . A copy of such
Agreement is on file at the offices of W. R. Berkley Corporation."

     Stop transfer orders shall be entered with the Company's transfer agent and registrar against the transfer of legended securities.

                                   ARTICLE IX

                             RESTRICTED STOCK UNITS

     The Committee shall have the authority (1) to grant Restricted Stock Units,
(2) to issue or transfer Stock in settlement of such Restricted Stock Units to any eligible individual, and (3) to establish terms, conditions and restrictions applicable to such Restricted Stock Units, including the restricted period, which may differ with respect to each grantee, the time or times at which Restricted Stock Units shall be granted or become vested and the number of Restricted Stock Units to be covered by each grant; provided, however, that no award of Restricted Stock Units shall become fully or partially vested (except in the event of a termination of employment on account of death, disability or retirement or upon a Change of Control, as described below) prior to the third anniversary of the date of grant.

     The terms and conditions of an Award of Restricted Stock Units shall be reflected in a written Award agreement. No shares of Stock shall be issued at the time a Restricted Stock Unit Award is made, and the Company will not be required to set aside a fund for the payment of any such Award. Recipients of Restricted Stock Units may, in the sole discretion of the Committee, be entitled to an amount equal to the cash dividends paid by the Company upon one share of Stock for each Restricted Stock Unit then credited to such recipient's account ("Dividend Equivalents"). To the extent an Award of Restricted Stock Units is entitled to Dividend Equivalents, the Committee shall, in its sole discretion, determine whether to credit to the account of, or to currently pay to, such recipient of an Award of Restricted Stock Units such Dividend Equivalents. Unless otherwise determined by the Committee, no interest will accrue or be paid on Dividend Equivalents credited to a recipient's account. Unless otherwise determined by the Committee, Dividend Equivalents credited to a recipi-ent's account shall be subject to forfeiture on the same basis as the related Restricted Stock Units, and may bear interest at a rate and subject to such terms as are determined by the Committee.

     Restricted Stock Units awarded to any eligible individual shall be subject to (1) forfeiture until the expiration of the restricted period, to the extent provided in the Award agreement, and to the extent such Awards are forfeited, all rights of the recipient to such Awards shall terminate without further obligation on the part of the Company and (2) such other terms and conditions as may be set forth in the applicable Award agreement.

     Except to the extent determined by the Committee and reflected in the underlying Award agreement, in the event a Restricted Stock Unit recipient terminates employment with the Company during a restricted period, the Non-Vested Portion of such Award shall be treated as follows: (a) upon the voluntary resignation of a Restricted Stock Unit recipient or discharge by the Company, in either case, for reasons other than death, disability or retirement, the Non-Vested Portion of the Award shall be completely forfeited; and (b) upon termination of employment on account of death, disability or retirement, a pro-rata portion of the Non-Vested Portion of the Award shall immediately become fully vested. The pro-rata portion of the Non-Vested Portion of the Award that shall vest immediately upon such termination shall be a portion that represents the amount of time the recipient was employed from the date of grant of the Award through the date of such termination as compared with the entire restricted period, as determined by the Committee. The Committee shall have the authority to define the term "disability" and "retirement" for this purpose and/or to determine whether a recipient's employment has terminated by reason of disability or retirement.

     Upon such date or dates as determined by the Committee (the "Settlement Date(s)") on or following the expiration of the restricted period, as set forth in the Award agreement, unless earlier forfeited, the Company shall settle the Restricted Stock Unit Award by delivering (i) a number of shares of Stock equal to the number of Restricted Stock Units then vested and not otherwise forfeited and (ii) if applicable, a number of shares of Stock having a value equal to any unpaid Dividend Equivalents, plus interest if any, accrued with respect to the Restricted Stock Units. The Company may, in the Committee's sole discretion, settle a Restricted Stock Unit Award in cash in lieu of the delivery of shares of Stock or partially in cash and partially in shares of Stock. A settlement in cash shall be based on the value of the shares of Stock otherwise to be delivered on the Settlement Date.

     Subject to the minimum three-year vesting requirement, the Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock Units and/or accelerate the settlement of any such Award whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Unit Award, such action is appropriate.

                                   ARTICLE X

                            PERFORMANCE-BASED AWARDS

     Certain Awards of Restricted Stock and Restricted Stock Units granted under the Plan may be granted, in sole discretion of the Committee, in a manner constituting "qualified performance-based compensation" within the meaning of
Section 162(m) of the Code. Such Awards (the "Performance-Based Awards") shall be based upon one or more of the following factors: stock price, earnings per share, net earnings, operating earnings, return on assets, shareholder return, return on equity, growth in assets, sales, cash flow, market share, relative performance to a group of companies comparable to the Company, and strategic business criteria consisting of one or more objectives based on the Company's meeting specified goals relating to revenue, market penetration, business expansion, costs or acquisitions or divestitures. With respect to Performance-Based Awards, (i) the Committee shall establish in writing the objective performance-based goals applicable to a given performance period no later than 90 days after the commencement of such performance period (but in no event after 25% of such period has elapsed) and (ii) no Performance-Based Awards shall be payable to any recipient for a given performance period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied. The maximum number of shares of Stock underlying (or that relate to) a performance-based restricted stock or restricted stock unit award granted to any individual in any performance period cannot exceed 1,500,000 shares.

                                   ARTICLE XI

                                  WITHHOLDING

     At the time of exercise, vesting or settlement of any Award, as applicable, the Committee shall require the recipient to pay to the Company an amount sufficient to pay all federal, state and local withholding taxes applicable, in the Committee's judgment, to the exercise, vesting or settlement of such Award, and the recipient's right to exercise, vesting or settlement shall be contingent upon such payment. Such payment to the Company may be effected through (a) payment by the recipient to the Company of the aggregate withholding taxes in cash or cash equivalents; (b) at the discretion of the Committee, the Company's withholding from the number of shares of Stock that would otherwise be delivered to the optionee upon exercise, vesting or settlement of the Award, a number of shares of Stock with an aggregate fair market value on the date of exercise or vesting (as determined by the Committee) equal to the aggregate amount of withholding taxes; or (c) at the discretion of the Committee, any combination of these two methods.

                                  ARTICLE XII

                         NON-TRANSFERABILITY OF RIGHTS

     (a) Except as provided in paragraph (b) below, an Award granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the recipient, may be exercised only by and vested only in the recipient.

     (b) Notwithstanding paragraph (a) above, at the discretion of the Committee, an Award, other than an incentive stock option, may be transferred by the recipient to one or more members of the recipient's immediate family, or to a trust or a partnership established for the benefit of one or more members of the recipient's immediate family. For the purposes of this paragraph (b), "immediate family" means a recipient's spouse, children and grandchildren, whether natural or adopted.

                                  ARTICLE XIII

                 ADJUSTMENT FOR RECAPITALIZATION, MERGER, ETC.

     The aggregate number of shares of Stock which may be issued pursuant to Awards granted hereunder, the maximum number of shares of Stock with respect to which options may be granted to any single individual during any calendar year, the number of shares of Stock covered by each outstanding Award and the price per share thereof shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Stock resulting from a stock split or other subdivision or consolidation of shares of Stock, or for other capital adjustments or payments of stock dividends or distributions or other increases or decreases in the outstanding shares of Stock effected without receipt of consideration by the Company.

     If the Company shall be sold, reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged (a "Corporate Event"), (i) each Award recipient shall, at the time of such Corporate Event, be entitled to receive upon the exercise, vesting or settlement of his Award the same number and kind of shares of common stock or the same amount of property, cash or other securities as he would have been entitled to receive upon the occurrence of such Corporate Event as if he had been, immediately prior to such event, the holder of the number of shares of Stock covered by his Award, and (ii) if the Company is not the surviving corporation in such Corporate Event, the Company shall require the successor corporation or parent thereof to assume such outstanding Awards; provided, however, that the Committee may, in its discretion and in lieu of requiring such assumption, provide that all outstanding Awards shall terminate as of the consummation of such Corporate Event, and accelerate the exercisability and vesting of all outstanding Awards to any date prior to the date of such Corporate Event.

     The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Award.

                                  ARTICLE XIV

                               CHANGE OF CONTROL

     In the event of a Change of Control, each outstanding Award under the Plan (including options granted prior to this amendment and restatement) shall fully vest and/or become immediately exercisable or settled in full as of the date immediately preceding the date of such Change of Control, or such other date, not later than the date of such Change of Control, as shall be established by the Committee in its discretion.

     For purposes of the Plan, a "Change of Control" shall mean:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of Stock (the "Outstanding Company Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the

     "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company, (iv) any acquisition by William R. Berkley or any entity directly or indirectly controlled by William R. Berkley, (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (i),
     (ii), and (iii) of subsection (c) of this ARTICLE XIV or (vi) any acquisition that is approved in advance by the Board at a time when the Incumbent Board (as hereinafter defined) constitutes at least a majority of the Board (an "Approved Acquisition"); or

          (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (c) Consummation of a Corporate Event, unless, following such Corporate Event, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Corporate Event beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Event (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Event, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person other than (1) William R. Berkley or any entity directly or indirectly controlled by William R. Berkley, (2) any corporation resulting from such Corporate Event, or (3) any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Event, beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Event or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Event, or was acquired pursuant to an Approved Acquisition and
     (iii) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Event were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Event; or

          (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

                                   ARTICLE XV

                                USE OF PROCEEDS

     The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

                                  ARTICLE XVI

                            RIGHTS AS A STOCKHOLDER

     Except as otherwise set forth herein or in the Award agreement, an Award recipient or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by his Award until he shall have become the holder of record of such shares, and he shall not be entitled to any dividends or distributions or other rights in respect of such shares for which the record date is prior to the date on which he shall have become the holder of record thereof.

                                  ARTICLE XVII

                            COMPLIANCE WITH THE LAW

     The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Award unless such offer or sale has been properly registered pursuant to the Securities Act of 1933 (the "Securities Act") with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

                                 ARTICLE XVIII

                  GRANT LIMITATION FOR INCENTIVE STOCK OPTIONS

     No incentive stock option shall be granted hereunder after the date which is ten years from the earlier of (i) the date the Plan, as amended and restated, is adopted by the Board, and (ii) the date the Plan, as amended and restated, is approved by the Company's stockholders.

                                  ARTICLE XIX

                          NONCOMPETITION RESTRICTIONS

     The Committee may make any Award, or the cash value thereof, subject to forfeiture or repayment in the event the Award recipient competes with the business of the Company or solicits employees or clients of the Company.

                                   ARTICLE XX

                      AMENDMENT OR DISCONTINUANCE OF PLAN

     The Board may, without the consent of the Award recipients, at any time terminate the Plan entirely and at any time or from time to time amend or modify the Plan, provided that no such action shall adversely affect any Award theretofore granted hereunder without the consent of the applicable Award recipient, and provided further that no such action by the Board, without approval of the stockholders, may (a) increase the total number of shares of Stock which may be issued pursuant to Awards granted under the Plan, except as contemplated in ARTICLE XIII; or (b) change the class of employees eligible to receive incentive stock options under the Plan.

                                    *  *  *

As amended as of May 14, 1997,
and further amended effective
as of March 9, 2000, and further amended and restated effective as of March 11, 2003.

PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            W. R. BERKLEY CORPORATION

      The undersigned stockholder of W. R. BERKLEY CORPORATION hereby appoints IRA S. LEDERMAN and EUGENE G. BALLARD, and either of them, the true and lawful agents and proxies of the undersigned, with full power of substitution to each of them, to vote all shares of common stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the offices of the Company, 475 Steamboat Road, Greenwich, Connecticut on May 20, 2003, and at any adjournment of such meeting.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

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    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
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                            - FOLD AND DETACH HERE -

THIS PROXY WHEN PROPERLY EXECUTED WILL                  Mark Here
BE VOTED IN THE MANNER DIRECTED HEREIN                  for Address
 BY THE UNDERSIGNED STOCKHOLDER. IF NO                  Change or
 DIRECTION IS MADE, THIS PROXY WILL BE                  Comments           [  ]
  VOTED FOR PROPOSALS 1, 2, 3 AND 4.                    PLEASE SEE REVERSE SIDE


                           FOR all nominees listed  WITHHOLD AUTHORITY
                           except as marked to the      to vote for
                                contrary below      all nominees listed

1. Election of Directors:          [  ]                    [  ]

01 William R. Berkley
02 George G. Daly
03 Philip J. Ablove

INSTRUCTION: To withhold
authority to vote for any
indicated nominee, write
the number(s) of the
nominee(s) in the box
provided to the right.

                                                 FOR   AGAINST  ABSTAIN


ITEM 2 - To approve the Amendment and            [  ]    [  ]     [  ]
         Restatement of the First Amended
         and Restated W. R. Berkley
         Corporation 1992 Stock Option
         Plan in the form of the W. R.
         Berkley Corporation 2003 Stock
         Incentive Plan.

ITEM 3 - To approve the Amendment to the         [  ]    [  ]     [  ]
         Restated Certificate of
         Incorporation of W. R. Berkley
         Corporation.

ITEM 4 - To ratify the appointment of            [  ]    [  ]     [  ]
         KPMG LLP as independent
         certified public accountants for
         W. R. Berkley Corporation for
         the fiscal year ending December
         31, 2003.

In their discretion, the proxies
are authorized to vote upon such
other matters as may properly
come before the meeting.


                                                 The undersigned hereby
                                                 acknowledges receipt of the
                                                 Notice of Annual Meeting and
                                                 Proxy Statement for the 2003
                                                 Annual Meeting and the Annual
                                                 Report for the fiscal year
                                                 ended December 31, 2002.

                                                 DATE, SIGN AND MAIL PROMPTLY
                                                 IN THE ENCLOSED ENVELOPE.

                                                 Please sign your name or names
                                                 exactly as printed opposite.
                                                 When signing as attorney,
                                                 executor, administrator,
                                                 trustee, guardian or corporate
                                                 officer, please give your full
                                                 title as such. Joint owners
                                                 should each sign. DATE, SIGN,
                                                 AND MAIL PROMPTLY IN THE
                                                 ENCLOSED ENVELOPE.

SIGNATURE ____________________ SIGNATURE ___________________ DATED: _______,2003

                            - FOLD AND DETACH HERE -
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